UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2018

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City, MO	64106
(Address of principal executive offices)	(Zip Code)

(816) 234-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Commerce Bancshares, Inc. (the Company) was held on April 18, 2018. As of the record date, there were a total of 106,891,598 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 93,428,643 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of security holders:

(1)
Election of four directors to the 2021 Class for a term of three years. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s nominees, as listed in the proxy statement. The four nominees for the four directorships received the following votes:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Terry D. Bassham	73,591,461	311,505	19,525,677
John W. Kemper	67,108,139	6,794,827	19,525,677
Jonathan M. Kemper	67,105,854	6,797,112	19,525,677
Kimberly G. Walker	73,317,658	585,307	19,525,677

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term expiring at the annual meeting of shareholders in 2021 and until their respective successors have been duly elected and qualified.

Other directors whose term of office as director continued after the meeting were: John R. Capps, Karen L. Daniel, W. Thomas Grant, II, David W. Kemper, Earl H. Devanny, III, Benjamin F. Rassieur, III, Todd R. Schnuck, and Andrew C. Taylor.

(2)	Ratification of the selection of KPMG LLP as the Company’s independent public accountant for 2018. The proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
92,106,800	1,138,015	183,828	0

Based on the votes set forth above, the appointment of KPMG LLP as the independent public accounting firm to serve for 2018 was duly ratified by the shareholders.

(3)
Advisory approval of the Company’s executive compensation as disclosed pursuant to Item 402 of Regulation S-K. This proposal, commonly referred to as “Say on Pay,” is required by Section 14A of the Securities Exchange Act. The “Say on Pay” proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
70,538,621	2,806,143	558,202	19,525,677

Based on the votes set forth above, the non-binding proposal to approve the compensation awarded by the Company to its named executive officers passed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.

By: /s/ Jeffery D. Aberdeen
Jeffery D. Aberdeen
Controller
(Chief Accounting Officer)

Date: June 11, 2018